UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 8, 2007

Consolidated Graphics, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Texas	001-12631	76-0190827
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5858 Westheimer, Suite 200, Houston, Texas		77057
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	713-787-0977

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

The information in this schedule is being furnished in accordance with Regulation FD and not "filed" with the Securities and Exchange Commission (the "SEC"). Accordingly, such information is not incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, and will not be so incorporated by reference into any future registration statement unless specifically identified as being incorporated by reference.

On August 8, 2007, the Company issued a press release announcing that it will be presenting an overview of the Company at the 7th Annual Summer "New Ideas" Small-Cap Investor Conference, sponsored by CJS Securities, being held on Tuesday, August 14, 2007 in White Plains, NY and that a copy of management’s presentation will be posted on the Company’s Web site (www.cgx.com) on the morning of the Company’s presentation. A copy of the press release is attached hereto as Exhibit 99.1.

Management’s presentation may contain certain non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles, or GAAP. Management’s opinion regarding the usefulness of such measures, together with reconciliation of such measures to the most directly comparable GAAP measures, were filed by the Company on Form 8-K on August 1, 2007.

Item 9.01 Financial Statements and Exhibits.

(c) EXHIBITS

The following exhibit is filed herewith:

99.1 Press release of the Company dated August 8, 2007, announcing that it will be presenting an overview of the Company at the 7th Annual Summer "New Ideas" Small-Cap Investor Conference, sponsored by CJS Securities, being held on Tuesday, August 14, 2007 in White Plains, NY.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Consolidated Graphics, Inc.

August 9, 2007	By:	Joe R. Davis

Name: Joe R. Davis
Title: Chief Executive Officer and Principal Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release of the Company dated August 8, 2007, announcing that it will be presenting an overview of the Company at the 7th Annual Summer “New Ideas” Small-Cap Investor Conference, sponsored by CJS Securities, being held on Tuesday, August 14, 2007 in White Plains, NY.